                                                                   EXHIBIT 10.34

                                                     SERVICE AGREEMENT NO. 78653
                                                     CONTROL NO. 2004-04-22-0005

                             FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of November, 2004 by and between:

      Columbia Gas Transmission Corporation
      ("Transporter")
      AND
      UGI Utilities Inc.
      ("Shipper")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporters FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart. G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of May 15, 2004, and shall continue in full force and effect until October 31, 2029. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

                                                     SERVICE AGREEMENT NO. 78653
                                                     CONTROL NO. 2004-04-22-0005

                             FTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager-Customer Services and notices to Shipper shall be addressed to it at:

      UGI Utilities Inc.
      P.O. Box 12677
      Reading, PA 19612-2677
      ATTN: Timothy Oaks

until changed by either party by written notice:

                                                     SERVICE AGREEMENT NO. 78653
                                                     CONTROL NO. 2004-04-22-0005

                             FTS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: NIA.

        UGI UTILITIES INC.

By:                /s/
        ---------------------------------------
Name:   David W. Trego
Title:  President & CEO
        UGI Utilities, Inc.
Date: 11/1/04

        COLUMBIA GAS TRANSMISSION CORPORATION

By:    ______________________________________
Name:  ______________________________________
Title: ______________________________________
Date:  ______________________________________

                                                                  Revision No. 0
                                                     Control No. 2004-04-22-0005

Appendix A to Service Agreement No. 78653

Under Rate Schedule                  FTS

Between (Transporter)               Columbia Gas Transmission Corporation

and (Shipper)                       UGI Utilities Inc.

                                    Transportation Demand 42,000 Dth/Day

                             Primary Receipt Points

                                                                        Minimum
                                                             Maximum    Receipt
                                                              Daily     Pressure       Hourly
Scheduling  Scheduling Point   Measuring    Measuring Point  Quantity  Obligation     Flowrate
Point No.         Name         Point No.         Name         Dth/Da    (psig) 1/   (Dth/hour).l/
-------------------------------------------------------------------------------------------------
  C23         PENNSBURG-23       631929       PENNSBURG          500
                                              (74-000577)
  022         EAGLE-25           632170       EAGLE C.S.      41,500
                                              (74-000011)

                                                                  Revision No. 0
                                                     Control No. 2004-04-22-0005

Appendix A to Service Agreement No. 78653

Under Rate Schedule                 FTS

Between (Transporter)               Columbia Gas Transmission Corporation

and (Shipper)                       UGI Utilities Inc.

                             Primary Delivery Points

                                                                                                          Minimum
                                                         Maximum                                          Delivery
                                                      Daily Delivery       Design Daily                   Pressure     Hourly
Scheduling Scheduling Point Measuring Measuring Point   Obligation           Quantity    Aggregate Daily Obligation    Flowrate
Point No.        Name       Point No.      Name        (Dth/day) 1/         (Dth/Day) 1/    Quantity 1/   (psig) 1/  (Dth/hour)1/
72-23        UGI CORP-23      600012    ROSEDALE             500     FN01                                                FN02
72-23        UGI CORP-23      600018    BOYERTOWN          1,893                                                         FN02
72-25        UGI CORP-25      600019    MILLWAY           12,000                                                         FN02
72-25        UGI CORP-25      600033    MT. JOY            2,906                                                         FN02
72-25        UGI CORP-25      600036    LITITZ             3,000                                                         FN02
72-25        UGI CORP-25      600037    MANHEIM              545                                                         FN02
72-25        UGI CORP-25      603470    MARIETTA          11,656                                                         FN02
72-23        UGI CORP-23      637254    ALLENTOWN          9,500      FN01                                               FN02

                                                                  Revision No. 0
                                                     Control No. 2004-04-22-0005

Appendix A to Service Agreement No. 78653

Under Rate Schedule                 FTS


Between (Transporter)               Columbia Gas Transmission Corporation

and (Shipper)                       UGI Utilities Inc.

1/ Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

FN01 Shipper's right to deliver gas at the primary delivery points of Allentown and Rosedale under this FTS Service Agreement on any Gas Day will be calculated based upon a pro rata calculation, under which 1 Dth of natural gas will be available to Shipper for delivery to Allentown or Rosedale under the FTS Service Agreement on any Gas Day for every 4.2 Dth of natural gas received by Transporter for Shipper's account under this FTS Service Agreement at Pennsburg on that same Gas Day, up to the specified MDDO for each point.

FN02 Transporter's historic practice of providing Shipper flexibility in meeting the hourly variations in its requirements at city-gate delivery points under its service agreements, within the daily firm obligations set forth in Shipper's contracts, will continue unless it becomes inconsistent with the terms of Transporter's FERC Gas Tariff, as that Tariff may be changed from time to time, or unless Transporter issues an operational flow order ("OFO") limiting hourly deliveries in the manner described herein. If such an OFO is issued, Shipper will be entitled to receive hourly deliveries of 110% of 1/24th of the quantity of gas scheduled on a Gas Day up to a total of 42,000 Dth per Day (that is, not to exceed 1,925 Dth per Hour), or such higher quantity as may be specified in the OFO, as its primary delivery points during any five hours falling between 5 a.m. and 9 a.m. eastern clock time or between 5 p.m. and 9 p.m. eastern clock time, respectively, as determined by Shipper (the "Hourly Flow Rate"). Notwithstanding the foregoing, Transporter may issue an OFO directed at Shipper's delivery points and requiring a lower Hourly Flow Rate based upon the occurrence of an event specified in Section 17 of the General Terms and Conditions of Transporter's FERC Gas Tariff that materially affects Transporter's ability to serve Market Areas 23 and/or 25 and requiring the issuance of an OFO specifically limiting the Hourly Flow Rate to Shipper. Transporter reserves the right, if operationally necessary, to require that Shipper take its Hourly Flow Rate at its citygate delivery points on a pro rata basis based on the MDDOs at those delivery points.

                                                                  Revision No. 0
                                                     Control No. 2004-04-22-0005

Appendix A to Service Agreement No.   78653

Under Rate Schedule                   FTS

Between (Transporter)                 Columbia Gas Transmission Corporation

and (Shipper)                         UGI Utilities Inc.

The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[X] Yes [ ] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

[X] Yes [ ] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in
Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective May 15, 2004 through October 31, 2029.

[ ] Yes [X] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No._____ effective as of _____________, 20__, to the Service Agreement referenced above.

[ ] Yes [X] No (Check applicable blank) All Gas shall be delivered at existing points of interconnection within the MDDO's, and/or ADQ's, and/or DDQ's, as applicable, set forth in Transporters currently effective Rate Schedule______ Appendix A, Revision No. 0 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No.0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

       UGI UTILITIES INC.

By:               /s/
       ---------------------------------------
Name:  David W. Trego
Title: President & CEO
       UGI Utilities, Inc.
Date: 11/1/04

       COLUMBIA GAS TRANSMISSION CORPORATION

By:    ______________________________________
Name:  ______________________________________
Title: ______________________________________
Date:  ______________________________________